                                                                   EXHIBIT 10.02

                             MASTER AMENDMENT NO. 2

      THIS MASTER AMENDMENT NO. 2 ("Amendment No. 2"), dated as of September 21, 1998, to (a) that certain Participation Agreement dated as of October 18, 1996 (as amended by that certain Master Amendment No. 1, dated as of March 3, 1997 and as further supplemented, amended and restated or otherwise modified prior to the date hereof, the "Participation Agreement") by and among SYMANTEC CORPORATION, a Delaware corporation, as the Lessee, Pledgor and Guarantor ("Symantec"), SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as Lessor ("SBLF") and THE SUMITOMO BANK, LIMITED, a Japanese banking corporation, acting through its San Francisco Branch, as Agent (the "Bank") and
(b) that certain Pledge Agreement dated as of October 18, 1996 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Pledge Agreement") by and among Symantec, as Pledgor, the Bank, as Agent and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as Collateral Agent ("DLJ").

      THIS AMENDMENT NO. 2 IS ENTERED INTO upon the basis of the following facts, understandings and intentions.

      A. Symantec, SBLF and the Bank entered into the Participation Agreement. Symantec, the Bank and DLJ entered into the Pledge Agreement, executed and delivered pursuant to the Participation Agreement. Any capitalized terms used but not defined in this Amendment No. 2 shall have the meanings given such terms in the Participation Agreement and the Pledge Agreement.

      B. Symantec, SBLF and the Bank have agreed to (a) amend the Participation Agreement as set forth herein to add definitions for certain terms and (b) to amend the Pledge Agreement by replacing Schedule I thereto with a new Schedule I.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

      1.    Amendments to the Participation Agreement

      (a) Appendix A is amended by adding the following after the definition for "Indemnitee" and before the definition for "Insolvency":

            "INDEMNITEE GROUP" means, with respect to an Indemnitee, such Indemnitee's Affiliates and its and their respective successors, assigns, directors, shareholders, partners, officers, employees and agents."

     (b) Appendix A is further amended by adding the following after the definition for "Pledge Agreement" and before the definition for "Property":

          "Pledged Property" means the Additional Collateral identified in
     Schedule I to the Pledge Agreement, as the same may be amended from time to time, together with all other Additional Collateral, whether now or hereafter delivered to the Collateral Agent in connection with the Pledge Agreement or any other Operative Document, as identified in a writing delivered by the Collateral Agent to the Agent."

     (c) Exhibit E to Participation Agreement is hereby amended and restated in its entirety by replacing the original Exhibit E with the amended Exhibit E attached hereto.

     2. Amendments to the Pledge Agreement. As of the date of this Amendment No. 2, Schedule I is amended and restated in its entirety by replacing the original Schedule I with the amended Schedule I attached hereto.

     3. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise a single instrument.

     4. Existing Agreements. Except to the extent specifically amended hereby, all terms and conditions of the Participation Agreement and the Pledge Agreement remain in full force and effect.

          IN WITNESS WHEREOF, Symantec, SBLF, the Bank and DLJ have executed this Amendment No. 2 as of the date and year first written above.

                                     SYMANTEC CORPORATION, a Delaware
                                     Corporation

                                     By: /s/ H. BAIN III
                                         -----------------------------
                                         Name: H. Bain III
                                         Title: Vice President/Worldwide
                                         Operations, and Chief Financial Officer

                                     THE SUMITOMO BANK, LIMITED, a Japanese
                                     banking corporation, acting through its
                                     San Francisco Branch

                                     By: /s/ KOZO MASAKI
                                         -----------------------------
                                         Name: Kozo Masaki
                                         Title: General Manager

                                     SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware Corporation

                                     By: /s/ WILLIAM GINN
                                         --------------------------
                                         Name: William Ginn
                                         Title: President

                                     DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION

                                     By: /s/ MARJORIE S. WHITE
                                         --------------------------
                                         Name: Marjorie S. White
                                         Title: VP & Secretary

                                                                       EXHIBIT E
                                                      TO PARTICIPATION AGREEMENT

                              ASSIGNMENT AGREEMENT
                                      AND
                              NOTICE OF ASSIGNMENT

To:  Symantec Corporation
     10201 Torre Avenue
     Cupertino, California 95104
     Attention: Treasury

     Sumitomo Bank Leasing and Finance, Inc.
     277 Park Avenue
     New York, New York 10172

     The Sumitomo Bank, Limited, San Francisco Branch
     555 California Street
     Suite 3350
     San Francisco, California 94104
     Attention: Treasury

Re: Participation Agreement dated as of October 18, 1996 (the "Participation Agreement"), among Symantec Corporation (the "Lessee"), as Lessee, Pledgor and Guarantor Agent, Sumitomo Bank Leasing and Finance, Inc. as Lessor, the various financial institutions as are or may from time to time become parties thereto as lenders, as the Lenders, (collectively, the "Lenders"), and The Sumitomo Bank, Limited, San Francisco Branch, as agent (in such capacity, the "Agent") for the Lenders.

Ladies and Gentlemen:

     We refer to Section 12.1 of the Participation Agreement referenced above. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement, and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Assignment Agreement.

     This Assignment Agreement (this "Assignment Agreement") is entered into as of September 21, 1998 by The Sumitomo Bank, Limited, San Francisco Branch, as assignor (the "Assignor") and Rabobank Nederland, as assignee (the "Assignee"). Assignor wishes to sell, and Assignee wishes to buy, a portion of Assignor's Commitment Percentage (as defined in the Participation Agreement). Except as otherwise expressly provided in this Agreement, the Assignor hereby assigns, sells, transfers and delegates to the Assignee, without recourse, and the Assignee hereby accepts from the Assignor, $46,486,806.04 in outstanding principal amount of Notes, (the "Assignment"). After giving effect to the foregoing Assignment, the Assignor and the Assignee shall hold the respective Commitment Percentages under the Participation Agreement as set forth opposite such Person's name on the signature pages hereof. The Assignor represents and warrants that it will be, on the Effective Date, the legal and beneficial owner of the interests being assigned by it hereunder that such interests are free and clear of any adverse claim.

     This Assignment Agreement is delivered to you pursuant to Section 12.1 of the Participation Agreement and also constitutes notice of the Assignment.

     The Assignee hereby acknowledges and confirms that it has received a copy of the Participation Agreement and the exhibits related thereto, the Master Lease, each Lease Supplement and each other document delivered under the Participation Agreement. The Assignee further confirms and agrees that in becoming and acting as a holder of such Notes, such actions have and will be made without recourse to, or representation or warranty by the Lessor.

     Except as otherwise provided in the Participation Agreement, effective as of the date of receipt hereof by the Lessor (the "Effective Date").

     (a) the Assignee

          (i) shall be deemed automatically to have become a party to the Participation Agreement and have all the rights and obligations of a "Participant" under the Participation Agreement and the other Operative Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

          (ii) agrees to be bound by the terms and conditions set forth in the Participation Agreement, and the other Operative Documents to the extent specified in the second paragraph hereof.

     (b) the Assignor shall be released from its obligations under the Participation Agreement and the other Operative Documents to the extent specified in the second paragraph hereof.

     The Assignee (a) acknowledges that the obligations to be performed from and after the Effective Date under the Participation Agreement and all other Operative Documents are its obligations, including the obligations imposed by
Section 12.1 of the Participation Agreement, and (b) represents and warrants to each Participant, the Agent and the Lessee as set forth in clauses (A) through
(E) of Section 12.1(d)(ii) of the Participation Agreement.

     The Assignee hereby advises each of you of the administrative details with respect to the assigned Notes described in Attachment I hereto.

     The Assignee agrees to furnish the tax form or forms required by Section 12.3(a) of the Participation Agreement (if so required) no later than the date of acceptance hereof by the Owner Trustee.

     This Assignment Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                      ASSIGNOR:

                                      The Sumitomo Bank, Limited, San
                                      Francisco Branch

                                      Commitment Percentage 28.7078721%


                                      By:
                                          -----------------------------
                                          Name:
                                          Title:

                                      ASSIGNEE:

                                      Rabobank Nederland

                                      Commitment Percentage 71.2921279%

                                      By:
                                          -----------------------------
                                          Name:
                                          Title:

RECEIVED AND ACKNOWLEDGED this ___ day of __________________, 19__

SYMANTEC CORPORATION,
     as Lessee

By:
    --------------------------
    Name:
    Title:

RECEIVED AND ACKNOWLEDGED this ___ day of __________________, 19__

SUMITOMO BANK LEASING AND FINANCE, INC., as Lessor

By:
    --------------------------
    Name:
    Title:

RECEIVED AND ACKNOWLEDGED this ___ day of __________________, 19__

THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as Agent

By:
    --------------------------
    Name:
    Title:

                                                                 ATTACHMENT I to
                                                        Assignment Agreement and
                                                            Notice of Assignment


                   [Attach Administrative Information Sheet]

                                   SCHEDULE I
                              To Pledge Agreement

                                  See attached

Page 5 of 5
Run Date: 09/08/98
Run Time: 11:19am         Symantec Corp.-Collateral a/c
CUST: DLJ                  Investment Holdings Report
CUST#: 247001225
DLJ #: 2470012251           Holdings As Of: 09/08/98

 QUANTITY              SECURITY              COUPON     MTY/CALL     COST         ORIGINAL            BOOK           MARKET
 (UNITS)             DESCRIPTION              RATE      PUT DATE     PRICE          COST              VALUE          PRICE
----------           -----------             ------     --------    -------     -------------     -------------     -------
52,151,684   WINTHROP U S GOVT MONEY FUND                             0.000     52,151,683.85     52,151,683.85
             S&P RATING: NA

 1,779,000   US TREASURY BILL                           09/15/98     99.835      1,776,059.21      1,776,059.21      99.835
             S&P RATING: AAA

 1,720,000   US TREASURY BILL                           10/08/98     97.490      1,676,826.57      1,676,826.57      97.490
             S&P RATING: AAA

 1,000,000   US TREASURY NOTE                5.875      10/31/98    100.414      1,004,140.62      1,000,156.95     100.062
             S&P RATING: AAA

   123,000   US TREASURY BILL                           11/05/98     97.433        119,842.98        119,842.98      97.433
             S&P RATING: AAA

 8,850,000   US TREASURY BILL                           02/11/99     97.868      8,661,329.06      8,661,329.06      97.868
             S&P RATING: AAA
----------                                                                      -------------     -------------     -------
65,623,684                                                                      65,389,882.29     65,385,898.63      98.238


 QUANTITY              SECURITY                  MARKET          ACCRUED         LIQUID          ITM
 (UNITS)             DESCRIPTION                  VALUE          INCOME           VALUE          COST     DTM
----------           -----------              -------------     ---------     -------------     -----     ---
52,151,684   WINTHROP U S GOVT MONEY FUND     52,151,683.85          0.00     52,151,683.85     4.830       0
             S&P RATING: NA

 1,779,000   US TREASURY BILL                  1,776,059.21      1,336.72      1,777,395.93     5.494       7
             S&P RATING: AAA

 1,720,000   US TREASURY BILL                  1,676,826.57     36,294.28      1,713,120.86     5.164      30
             S&P RATING: AAA

 1,000,000   US TREASURY NOTE                  1,000,620.00     21,073.37      1,021,693.37     5.644      53
             S&P RATING: AAA

   123,000   US TREASURY BILL                    119,842.98      2,162.82        122,005.80     5.312      57
             S&P RATING: AAA

 8,850,000   US TREASURY BILL                  8,661,329.06      8,154.36      8,669,483.42     4.908     153
             S&P RATING: AAA
----------                                    -------------     ---------     -------------     -----     ---
65,623,684                                    65,386,361.67     69,021.55     65,455,383.23     4.881     110
